Exhibit 32.2

Section 906 Certification of Chief Financial Officer

I, Jerrold J. Pellizzon, Chief Financial Officer of Ceradyne, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section Section 1350, that:

(1)     the Company’s annual report on Form 10-K for the year ended December 31, 2010 (the “Report”) fully complies with the requirements of  Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

(2)     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  February 24, 2011

/s/ Jerrold J. Pellizzon
Jerrold J. Pellizzon
Chief Financial Officer